Developing Unique Products for Autoimmune Diseases and Cancer (NASDAQ: CNDO) January 2013 Harlan F. Weisman, MD Chairman & Chief Executive Officer Exhibit 99.1

Statements in this presentation that are not descriptions of historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation
Reform Act of 1995. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,”
“may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated risks include those set forth in our SEC filings including, in particular, risks relating to: our ability to attract, integrate and retain key personnel;
the results of research and development activities; uncertainties relating to preclinical and clinical testing, financing and strategic agreements and relationships; the early stage of products under development; our need for substantial additional funds;  government regulation; patent and intellectual property matters; our ability to successfully manufacture TSO in the US;
dependence on third party manufacturers; and competition. We expressly disclaim any obligation or undertaking to update or revise any statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances after the date of this presentation.
Forward-Looking Statements
Forward-Looking Statements

»
Two biologic product candidates in clinical stage development
-
Focused on autoimmune diseases and cancer immunotherapy
-
Strong proprietary position
»
Novel treatments with broad therapeutic applications
addressing multi-billion dollar markets
»
Four efficacy clinical trials completed and multiple additional trials ongoing
-
TSO:
Trichuris suis
ova (CNDO-201) in Crohn’s Disease, Ulcerative
Colitis (UC) and Multiple Sclerosis (MS)
-
CNDO-109:
Tumor Activated NK Cells in relapsed Acute Myeloid
Leukemia (AML)
»
Experienced management team and board of directors
Value Proposition
Value Proposition

TSO (Trichuris suis ova or CNDO-201)
Indication
Pre-Clinical Phase 1 Phase 2a* Phase 2 Phase 3
Crohn’s Disease
Ulcerative Colitis
Multiple Sclerosis
Autism
Psoriasis
Type-1 Diabetes
Psoriatic Arthritis
Rheumatoid Arthritis
CNDO-109 (Tumor-Activated Natural Killer Cells)
Acute Myeloid Leukemia
Multiple Myeloma

Coronado Pipeline Overview
Coronado Pipeline Overview
1Q2013
*   TSO Phase 2a studies being conducted as Investigator-Initiated Studies; CNDO-109 Phase 2a AML study is a Phase 1/2 study
1Q2013
1H2013
1H2013
2H2013
1H2013
Planned

»
Porcine whipworm ova
-
Represents a novel approach to treating autoimmune diseases – the
“Hygiene Hypothesis”
-
Natural immunomodulator - regulates T-Reg cells and inflammatory cytokines
»
Clinical proof of principle established in Inflammatory Bowel
Disease and Multiple Sclerosis
»
Phase 2 studies ongoing in Crohn’s disease
»
Planned studies in multiple additional autoimmune indications
»
Natural properties suggest strong potential for a safe profile
»
North and South America and Japanese rights for all indications
TSO: Trichuris suis ova (CNDO-201)
TSO: Trichuris suis ova (CNDO-201)

Incidence of Immune Disorders (%)
400
300
200
100
1950
1960
1970
1980
1990
2000
Crohn's disease
Multiple sclerosis
Type 1 diabetes
Asthma

coronado BIOSCIENCES

(adapted from Bach, NEJM, 2002)

Rapid Emergence of Autoimmune
Rapid Emergence of Autoimmune
and Immune Mediated Diseases
and Immune Mediated Diseases
»
There are >100 immune-
mediated diseases affecting
50 million Americans
»
Second highest cause of
chronic disease in United
States and number one
cause of morbidity in women
»
In contrast, most of these
diseases are rare in less
developed countries
Walsh SJ, Rau LM. Am J Public Health 2000
Faustman, D. Institute of Medicine Report, “Women’s Health Research: Progress,
Pitfalls, and Promise, 2010

Epidemiological data demonstrate:
»
Various immunological and autoimmune diseases are much less common in the developing world than the industrialized world
»
Immigrants to the industrialized world from the developing world increasingly develop immunological disorders in relation to the length of time since arrival in the industrialized world
Distribution of Autoimmune Disorders
Distribution of Autoimmune Disorders
and Helminths
and Helminths

Autoimmune disorders incidence Helminths infestation incidence
High High
Moderate Moderate
Low Low
High High
Moderate Moderate
Low Low

Helminthic Exposures Induce
Regulatory T Cells
Th2 Cells
CD4
CD4
CD4 (Foxp3)
CD8 (Foxp3)
TGFβ, IL10 Other?
IL4
Block Effector T Cell Proliferation, IFNγ and IL17 Secretion
Effector DC
Effector T Cells
Macrophage
Change Intestinal Flora
Regulatory DC and Macrophages
Helminthic Exposures Induce

coronado BIOSCIENCES

Weinstock and Elliott, Inflamm Bowel Dis, Jan 2009
POOR SANITATION,
IMPURE FOOD
AND CROWDED
LIVING CONDITIONS
Helminthic
and bacterial
exposures
Viral, bacterial and
protozoan
infections
Crohn’s Disease,
Ulcerative Colitis,
Multiple Sclerosis
&
other
autoimmune
diseases
(Prevents)
The Biology Supporting the Hygiene
The Biology Supporting the Hygiene
Hypothesis
Hypothesis
Inhibits
Excess
Reactivity
Excess
Th1
Elliott & Weinstock, Ann NY Acad Sci, 2012

Does not multiply in human host
Colonization is self-limited in
humans
No systemic phase
No direct transmission
Ova stable
Oral dosing; 1 tbsp solution
taken once every 2 weeks
-
Clear, odorless, tasteless
Benefits of Trichuris suis ova (TSO)
Benefits of Trichuris suis ova (TSO)

α

Percent Response and Remission at Weeks 12 and 24
% of Patients (n=29)
100
90
80
70
60
50
40
30
20
10
0
75.9
62.1
79.3
72.4
12 Weeks
24 Weeks
Remission
Response

coronado BIOSCIENCES

Effect of TSO in Crohn’s Disease
Effect of TSO in Crohn’s Disease

Patients
and
Methods
• 29 CD patients with
CDAI>220 (mean=296)
• Median duration of the
disease : 4 yrs
• Baseline meds – 5ASA,  low
dose steroids, 6-MP or Aza,
washout of TNF inhibitors
• 2500 TSO every 3 weeks for
24 weeks
• Remission defined as a
CDAI of < 150 points
• Response defined as a
CDAI > 100 point drop from
baseline
Summers, et.al., GUT
2005

Intent-to-treat
(% responses)

coronado
BIOSCIENCES

Effect of TSO in Ulcerative Colitis
Effect of TSO in Ulcerative Colitis

50
40
30
20
10
0
p=0.04
16.7%
43.3%
Placebo T. suis
Summers, et.al., Gastroenterology 2005
Patients
and
Methods
• n = 54 UC patients with a
UCDAI score > 4 points
• Average score 8.7-8.8
• Duration of disease
averaged  8 years
• 2500 TSO every 2 weeks
for 3 months
• Most patients refractory to
previous therapy
• Response was defined as
> 4 point drop

»
12 week, dose ranging study
-
Double-blind, randomized,
placebo controlled
-
TSO 250, 2500, 7500 or placebo
-
N=250 (2
nd
interim)
-
Crohn’s patients
•
CDAI = 220-350
•
CRP 2X ULN or Calprotectin 1X
ULN
»
Outcome – Remission rates
»
2
nd
Interim – 2H 2013
TSO Phase 2 Crohn’s Disease Studies
TSO Phase 2 Crohn’s Disease Studies

TRUST - I TRUST - II
»
12 week study
-
Double-blind, randomized,
placebo controlled
-
TSO 7500 or placebo
-
N=220
-
Crohn’s patients
•
CDAI = 220-450
•
Endoscopic evidence of
inflammation
»
Outcome – Response rates
»
Topline data – 2H 2013

Number of Exacerbations
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0 12 24 36 48 60 72 84
Months
New and Enlarging T2 Lesions
3.5
3
2.5
2
1.5
1
0.5
0
0 12 24 36 48 60 72 84
Months
Uninfected
Infected treated
Infected untreated

coronado
BIOSCIENCES

Impact of Parasitic Infections on the Impact of Parasitic Infections on the Course of Multiple Sclerosis Course of Multiple Sclerosis Correale J, Farez MF. J Neuroimmunol. 2011;233:6 13

New gadolinium-enhancing MRI brain lesions
Median Number of New Lesions
7
6
5
4
3
2
1
0
2 month baseline
3 months treatment
2 month post-treatment

coronado
BIOSCIENCES

Effect of TSO in Multiple Sclerosis Effect of TSO in Multiple Sclerosis Fleming, et.al., Multiple Sclerosis Journal 2011 14

TSO (Trichuris suis ova or CNDO-201)
Indication
Pre-Clinical Phase 1 Phase 2a* Phase 2 Phase 3 Design
Crohn’s Disease
~500pts, DB, PC
Ulcerative Colitis
120 pt, DB, PC
Ulcerative Colitis (MOA)
18 pt, OL
Multiple Sclerosis (US)
16 pt, SB
Multiple Sclerosis (EU)
50 pt, DB, PC
Autism
10 pt, DB, Cross
Psoriasis
20 pt, OL
Type-1 Diabetes 60 pt, DB, PC
Early Intervention
Type-1 Diabetes
150 pt, DB, PC
Prevention
Psoriatic Arthritis
20-30 pt, DB, PC
Rheumatoid Arthritis 50 pt, DB, PC

TSO Pipeline
TSO Pipeline
* TSO Phase 2a studies being conducted
as Investigator-Initiated Studies
1Q2013
Two phase 2 studies
OL = Open-Label  DB = Double-Blind,
SB = Single-Blind  PC = Placebo-Controlled
1Q2013
1H2013
1H2013
1H2013
1H2013
Planned

TSO Manufacturing Process
TSO Manufacturing Process
Certified specific pathogen-free minipigs
Observation and pathogen testing
Oral Inoculation with OVA from master bank
Development of infection
Harvest OVA from pigs
Isolation and purification
Processing and pathogen inactivation
API
Quality and pathogen testing
Incubation and sterilization
Formulation process
Fill/finish
DRUG Product
Quality and microbiological testing

»
Coronado acquired manufacturing rights from Ovamed GmbH in North
America, South America, and Japan (Coronado’s licensed territory)
»
Establishes control over TSO manufacturing
»
Facility to be built out in Woburn, MA in 2013, and to supply TSO Phase 3 studies and beyond
»
OvaMed will continue to supply phase 2 and IIS requirements
»
Coronado will pay Ovamed a total of $1.5M in three equal installments in Dec.
2014-2016, and a “Manufacturing Fee” for product made and sold by us in lieu of the transfer price for manufacture of TSO
»
The Manufacturing Fee will consist of the greater of (i) a royalty on net sales of product manufactured by us or (ii) a specified amount per unit, and is subject to certain adjustments and credits
»
The agreement contemplates that each of Coronado and Ovamed would act as Second Source to the other at agreed transfer prices
Acquisition of TSO Manufacturing Rights
Acquisition of TSO Manufacturing Rights

Three issued US patents entitled ‘Use of Parasitic Biological Agents for
Prevention and Control of Autoimmune Disease’ directed to compositions, methods of producing compositions, and methods of autoimmune disease with helminths – exp. 12/2018
Five additional pending patents
-
‘Use of Parasitic Biological Agents for Disease Prevention and Control’ - directed to the treatment of animals/man with a Th1 or Th2 mediated autoimmune disease – exp.
11/2023
-
‘Production of a Viable, Storable Worm Egg Suspension’ - directed to a process for preparation of TSO using an acid wash - exp. 3/2028
-
‘Method for Characterizing the Biological Activity of Helminth Eggs, in particular
Trichuris Eggs’ – exp. 5/2029
-
‘Treatment with Helminths’ directed to methods of treating obesity and IBS - exp.
10/2029
-
‘Compositions and Methods for Treating IBD’ - directed to a method of treating IBD by contacting an isolated dendritic/macrophage cell with a helminth – exp. ~9/2032
* Expiration dates do not include any patent term extension
TSO Intellectual Property
TSO Intellectual Property

Potential TSO Target
Indications
U.S. /Japan
Prevalence
U.S. /Japan Annual
Market Sales
(USD Mil)
Ulcerative Colitis 669,000 $1,300
Crohn’s Disease 534,000 $2,600
Multiple Sclerosis 485,000 $6,400
Sources: Decision Resources 2012
The mechanism of action of TSO should, if approved, allow it to be positioned in a variety of autoimmune disorders, including inflammatory bowel diseases and multiple sclerosis as well as other potential disorders such as rheumatoid arthritis and psoriasis.

TSO Market Opportunity
TSO Market Opportunity

»
NK cells represent the key component of the body’s innate immune surveillance system
»
Proof of principle established in patients with high-risk refractory or relapsed acute myeloid leukemia (AML)
»
Activation with CNDO-109 does not require toxic cytokines or long-
term culture/expansion, and does not change NK cell phenotypes
»
Preclinical activity demonstrated in multiple myeloma, breast cancer, prostate cancer and ovarian cancer
CNDO-109: Activated Natural Killer Cells
CNDO-109: Activated Natural Killer Cells

»
Activated ex vivo by tumor cell
lysate (CNDO-109)
»
Effective from autologous or
allogeneic NK cell source
»
Uniquely positioned in patients
with “minimal residual disease”
»
Remains active after
freeze/thaw
CNDO-109 Mechanism of Action
CNDO-109 Mechanism of Action

Priming
signal
Priming
receptor
Trigger
receptor
Priming
receptor
Trigger
receptor
Trigger
ligand
Priming
receptor
Trigger
receptor
“Serial Killer”
Tumor lysis
Dead
Tumor
cell
Primed
Donor NK
Primed
Donor NK
Patient’s
tumor
CNDO-109
Resting
Donor NK
Priming – Signal 1
Triggering  – Signal 2

»
Phase 1 investigator sponsored open-label trial
»
To determine the safety of infusion of allogeneic Tumor-activated
NK (TaNK) cells after low dose radiotherapy plus chemotherapy in high-risk relapse or refractory AML patients
»
Enrolled 8 AML patients
-
5 in Complete Remission 2 or 3 (CR2 or CR3)
-
1 patient in partial relapse (PR)
»
3/5 experienced a longer CR than their previous CR, in addition
PR patient achieved CR

Kottaridis, et al., ASH 2011
CNDO-109 Phase 1 Study in AML
CNDO-109 Phase 1 Study in AML

»
Initiated Phase 1/2 allogeneic clinical trial for the treatment of relapsed AML
»
Once the dose is selected, plan to initiate a randomized Phase 2 trial
-
Potential for regulatory approval with single randomized, controlled clinical trial if data are clinically meaningful and statistically persuasive
»
Future autologous studies planned in other tumor types (including multiple myeloma, breast, ovarian and prostate)

CNDO-109 Clinical Development
CNDO-109 Clinical Development

»
Core patent - “Method for activating natural killer cells by tumor cell preparation in vitro”
-
Issued in U.S. - exp. 1/2029
-
Issued in Australia – exp. 3/2026
-
Pending in Europe, Canada, Japan and India
»
Patent pending - “Preserved Compositions of Activated NK Cells and Methods of Using the Same” – exp. 7/2030
»
Provisional application pending in the U.S. - “Compositions and
Methods for Treating Viral Infections”
* Expiration dates do not include any patent term extension
CNDO-109 Intellectual Property
CNDO-109 Intellectual Property

Potential CNDO-109
Target Indications
G7 Drug
Treatable
Population
G7 Market
Sales
(USD Mil) Mortality
AML 43,500 $165 5 year mortality rate is 85-90% but varies by age
Multiple Myeloma 44,000 $2,870 Stage III: median survival of 29 months
Breast Cancer 494,000 $10,100 Stage IV: 5 year mortality rate is 76%
Ovarian 57,110 $424 Overall 5 year survival rate of 45%
Prostate 500,000 $4,000 Overall 5-year survival rate of +99%, but 2 nd
leading cause of cancer deaths in men
G7 = U.S., U.K., Germany, France, Italy, Spain, Japan
If Coronado establishes the efficacy of CNDO-109 activated NK cells in the treatment of
AML, Coronado believes the market opportunity for CNDO-109 activated NK cell therapy is large due to the fact that many types of tumors are sensitive to killing by activated NK cells.

CNDO-109 Market Opportunity
CNDO-109 Market Opportunity
Sources: Decision Resources 2011/2012

Harlan F. Weisman, MD
Chairman and Chief Executive Officer
»
Company Group Chairman, Research & Development for
Pharmaceuticals at JNJ
»
President of Research & Development at Centocor
»
Over 20 years of pharmaceutical/biotechnology experience
Bobby W. Sandage, Jr., PhD
President
»
EVP & CSO of Indevus Pharmaceuticals, Inc.
»
Over 30 years of pharmaceutical/biotechnology experience
Noah D. Beerman
EVP & Chief Operating Officer
»
President & CEO of RXi Pharmaceuticals
»
Over 25 years of pharmaceutical/biotechnology experience
Karin Hehenberger, MD, PhD
EVP & Chief Medical Officer
»
Senior management positions at Juvenile Diabetes Research
Foundation and at JNJ Diabetes
»
Over 13 years of pharmaceutical/biotechnology experience
Key Management and Board Members
Key Management and Board Members

Lucy Lu, MD
EVP & Chief Financial Officer
»
Senior Analyst at Citi Investment Research
»
Over 10 years of biotech equity research experience
Eric K. Rowinsky, MD
Vice Chairman
»
World renown oncologist, former CMO at ImClone, board of
»
Over 25 years of healthcare experience
Lindsay Rosenwald, MD
Director and Founder
»
A prolific and successful investor in the life sciences industry for over 20 years
Biogen/Idec

Financials Financials 27 Listed on NASDAQ: CNDO Market Cap as of 1/4/2013 $130M Shares Outstanding 24.4M - Additional 3.6M options and warrants Cash Position as of 9/30/2012 $47.5M

TSO
Initiate Multiple Investigator Initiated Studies 1H 2013
TRUST-II (Falk) Crohn’s study 2nd Interim Results 2H 2013
TRUST-I (CNDO) Crohn’s study Topline Results 2H 2013
CNDO-109
Initiate Multiple Myeloma Study 2H 2013
Anticipated Upcoming Milestones
Anticipated Upcoming Milestones

»
Two biologic product candidates in clinical stage development
-
Focused on autoimmune diseases and cancer immunotherapy
-
Strong proprietary position
»
Novel treatments with broad therapeutic applications
addressing multi-billion dollar markets
»
Four efficacy clinical trials completed and multiple additional trials ongoing
-
TSO:
Trichuris suis
ova (CNDO-201) in Crohn’s Disease, Ulcerative
Colitis (UC) and Multiple Sclerosis (MS)
-
CNDO-109:
Tumor Activated NK Cells in relapsed Acute Myeloid
Leukemia (AML)
»
Experienced management team and board of directors
Investment Highlights
Investment Highlights